Exhibit 99.1


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 11-K


[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the fiscal year ended December 31, 1999 or

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 for the transition period from ______ to ______


                       Commission File Number   0-1743
                                              ----------

A.      Full title of the plan and address of the plan:

        The Rouse Company Savings Plan
        c/o Human Resources Division
        The Rouse Company Building
        10275 Little Patuxent Parkway
        Columbia, Maryland 21044

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive offices:

        The Rouse Company
        The Rouse Company Building
        10275 Little Patuxent Parkway
        Columbia, Maryland 21044

                             REQUIRED INFORMATION

Since The Rouse Company Savings Plan (the "Plan") is subject to the Employee Retirement Income Security Act of 1974, the Plan financial statements for the fiscal year ended December 31, 1999 will be filed on or before June 29, 2000.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the Plan) have duly caused this annual report to be signed by the undersigned hereunto duly authorized.



          THE ROUSE COMPANY SAVINGS PLAN
          ------------------------------


Date: March  30, 2000                         By ______________________________
      ---------------                            Janice A. Fuchs, Administrator


                                              and


Date: March  30, 2000                         By ______________________________
      ---------------                            Jeffrey H. Donahue, Trustee